UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                               Amendment No. 1 to
                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 9, 2004



                                VSB Bancorp, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


          New York                   0-50237                 11-3680128
----------------------------     ---------------     ---------------------------
(State or other jurisdiction     Commission File     IRS Employer Identification
     of incorporation)               Number                      No.

                 3155 Amboy Road, Staten Island, New York 10306
            --------------------------------------------------------
            Address of principal (Zip/Postal Code) executive offices


Registrant's telephone number: 718-979-1100


                                       n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant


(a)     i.     Our Board of Directors, on March 9, 2004, unanimously decided not to retain the firm of Deloitte & Touche LLP as our independent accountant for 2004, thereby dismissing Deloitte & Touche LLP as the independent accountant for VSB Bancorp, Inc.


       ii. Deloitte & Touche LLP's report on our financial statements for the past two years does not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles.

      iii. The decision to change accountants was approved by the Board of Directors upon the unanimous recommendation of the Audit Committee of the Board of Directors.

               A. There were no disagreements with Deloitte & Touche LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte & Touche LLP's satisfaction, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with its report.

               B.     Deloitte & Touche LLP did not advise us that:

                      1. internal controls necessary to develop reliable financial statements did not exist; or

                      2. information has come to the attention of Deloitte & Touche LLP which made Deloitte & Touche LLP unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management; or

                      3. the scope of the audit should be expanded significantly, or information has come to Deloitte & Touche LLP's attention that Deloitte & Touche LLP has concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report), and the issue was not resolved to Deloitte & Touche LLP satisfaction prior to its resignation or dismissal.

(b) New Independent Public Accountants

On March 9, 2004, our Board of Directors, upon the unanimous recommendation of the Audit Committee of the Board of Directors, unanimously approved the retention of the firm of Crowe Chizek and Company LLC as our independent public accountants for 2004, subject to ratification by our stockholders at the 2004 annual meeting of stockholders.

During our two most recent fiscal years, or thereafter until March 9, 2004, we did not consult with Crowe Chizek and Company LLC regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements and no written or oral advice was provided that was an important factor considered by the Audit Committee or the Board of Directors in reaching a decision as to the accounting, auditing or financial reporting issue.

Item 7. Exhibits


16.1 Letter from Deloitte & Touche LLP regarding the change in certifying accountants(as previously filed as Exhibit 16.1 in Form 10-KSB on March 24, 2004).



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2004


                                       VSB Bancorp, Inc.

                                       By: /s/ Raffaele M. Branca
                                           -------------------------------------
                                               Raffaele M. Branca
                                               Executive Vice President and CFO

                               INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------

16.1 Letter from Deloitte & Touche LLP regarding the change in certifying accountants(as previously filed as Exhibit 16.1 in Form 10-KSB on March 24, 2004).